Exhibit 99.1

cbdMD Reports Record Online Holiday Sales
Over 12,300 Online Orders Booked Through cbdMD.com
During Its Black Friday and Cyber Monday Holiday Sales Period

Charlotte, NC, December 3, 2019 (Business Newswire) -- cbdMD, Inc. (NYSE American: YCBD, YCBD.PR.A), a leading nationally recognized consumer cannabidiol (CBD) brand, reported more than 12,300 online orders were received through its ecommerce site cbdMD.com during the Black Friday and Cyber Monday holiday sales period, which started Thursday, November 28, 2019 and ended Monday, December 2, 2019. This was the most online orders during any 5 consecutive day period in the company’s history. The average gross sales amount was $88.70 per order, after discounts and promotions.

“cbdMD ranks highest in terms of overall consumer satisfaction as well as the highest in unaided consumer awareness of any of the top 20 CBD brands, according to a recent survey by the Brightfield Group. We continue to scale our online business, as well as add to our retail distribution, which is now over 4,000 stores. We believe we are are incredibly well positioned for continued growth going into 2020.” said Martin Sumichrast, Chairman and Co-CEO of cbdMD, Inc.

About cbdMD

cbdMD, Inc. is a nationally recognized consumer cannabidiol (CBD) brand whose current products include CBD tinctures, CBD gummies, CBD topicals, CBD bath bombs, and CBD pet products. cbdMD is also the proud partner with the BIG3 Basketball League, Barstool Sports, Bellator MMA, Life Time, Inc. and Nitro Circus. cbdMD has one of the largest rosters of professional sports athletes who are part of “Team cbdMD.” To learn more about cbdMD and our comprehensive line of over 100 SKUs of U.S. produced, THC-free CBD products, please visit:www.cbdmd.com or follow cbdMD on Instagram and Facebook or visit one of the retail outlets that carry cbdMD products.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, including, but not limited our ability to, statements regarding our ability to continue to increase our revenues, build brand awareness, expand our retail presence and provide customer service to meet our goals, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018, our Quarterly Report on Form 10-Q for the period ended March 31, 2019, as filed with the SEC on May 15, 2019, our Quarterly Report on Form 10-Q for the period ended June 30, 2019 as filed with the SEC on August 14, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

Contact:
cbdMD PR
PR@cbdMD.com
1 (800) 973-3984

Investors:
John Weston
john.weston@cbdmd.com
704-249-9515